SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2004

NAVISTAR INTERNATIONAL CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois 60555
(Address of Principal Executive Offices, including Zip Code)

(630) 753-5000
(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

On June 2, 2004, Navistar International Corporation, sold $250.0 million of its 7.5% senior notes due June 15, 2011 in an underwritten public offering.  The company received approximately $244.2 million in net proceeds (before expenses) from the offering.

The offering was made pursuant to a Prospectus Supplement dated May 26, 2004 and filed with the SEC on May 27, 2004 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, as part of the company’s universal shelf registration statement on Form S-3 (Reg. No. 333-112966).

Concurrently with the closing of the sale of the new senior notes, (1) the company paid a consent payment of $10.00 for each $1,000 principal amount of the company’s 9.375% senior notes due 2006 in connection with the solicitation of certain proposed amendments to the indenture governing the 9.375% senior notes and (2) the supplemental indenture to the the indenture governing the 9.375% senior notes, which incorporates the amendments relevant to the consent soliciation, became effective.

Copies of the (1) Underwriting Agreement, dated May 26, 2004, among Navistar International Corporation, International Truck and Engine Corporation and the underwriters named therein, (2) Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee, and (3) First Supplemental Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee, relating to the issuanceo f the 7.5% senior notes, are attached as Exhibits 1.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein and a copy of the Second Supplement to Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee, relating to the 9.375% senior notes is attached as Exhibit 4.3 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

1.1           Underwriting Agreement, dated May 26, 2004, among Navistar International Corporation, International Truck and Engine Corporation and J.P. Morgan Securities Inc., as representative of the several Underwriters named therein

4.1           Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee

4.2           First Supplemental Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee

4.3           Second Supplement to Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee, relating to the Company’s 9.375% Senior Notes due 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION

/s/ Mark T. Schwetscheau
Date: June 4, 2004	By:	Mark T. Schwetschenau
	Its:	Vice President and Controller
(Principal Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
1.1

Underwriting Agreement, dated May 26, 2004, among Navistar International Corporation, International Truck and Engine Corporation and J.P. Morgan Securities Inc., as representative of the several Underwriters named therein.

4.1	Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee

4.2	First Supplemental Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee

4.3

Second Supplement to Indenture, dated June 2, 2004, among Navistar International Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as trustee, relating to the Company’s 9.375% Senior Notes due 2006